                                                                    Exhibit 99.3

                                   TATUM, LLC
                    FULL-TIME PERMANENT ENGAGEMENT RESOURCES
                                    AGREEMENT

                                                                 August 21, 2006

Mr. James A. Risher
Interim Chief Executive Officer
Del Global Technologies Corp.

Dear Jim:

Tatum,  LLC  ("Tatum")  understands  that Del  Global  Technologies  Corp.  (the
"Company") desires to hire Mark A. Zorko, one of our partners, as an employee of the Company (the "Employee").  The Company acknowledges that the Employee is and will  remain a  partner  in our firm so that he or she will  have  access to our firm's  resources  for  use in his or her  employment  with  the  Company.  This
Full-Time Permanent Engagement  Resources Agreement (the "Resources  Agreement")
sets  forth  the  rights  of the  Company,  through  the  Employee,  to use such resources  for the benefit of the Company and for the payment for such  services and for making the Employee available for service to the Company.

Since the  Employee  will be under the  control  and  direct  management  of the
Company, and not Tatum, Tatum's obligations to the Company are exclusively those set forth in this  Resources  Agreement.  This document will serve as the entire agreement between the Company and Tatum.

COMPENSATION

The Company will pay directly to Tatum, as compensation for resources  provided, resource  fees  ("Resource  Fees")  equal to the sum of (i) $58,250  (payable as follows:  (a) the $20,000 deposit  currently being held by Tatum will be applied toward this amount  immediately upon the beginning of employment of the Employee
(b) the balance of $38,250 will be paid in three monthly installments of $12,750 each  beginning  September  15,  2006),  plus (ii) 25% of any bonus  paid for the period beginning the date of employment under this agreement  ("Beginning Date")
until the date 12 months after  Beginning  Date.  Any amounts  payable  based on bonuses  paid  Employee,  will be paid to Tatum at the time the bonus is paid to the  Employee,  and (iii)  $1,000 per month  during  the term of this  Resources
Agreement,  including any months with respect to which any severance  payment is made,  payable at the same time the Employee is paid.  If a bonus or bonuses are paid to the Employee subsequent to 12 months from the Beginning date (the "Bonus
Period"),  for work performed during the Bonus Period, the amount owing to Tatum will be calculated  proportionally  based on the number days for which the bonus was paid that fall within the Bonus  Period  divided by the total number of days for which the bonus was paid.

If the Employee is no longer employed by the Company, for whatever reason, as of the six-month  anniversary of the Beginning  Date, then Tatum agrees to promptly return to the  Company  any  compensation  paid to Tatum  pursuant  to the above paragraph.  Tatum  further  agrees  that  Tatum  shall  not be  entitled  to any additional Resource Fees from the Company pursuant to this Resources Agreement.

In addition,  the Company  acknowledges  that the Employee will share with Tatum
15% of any cash proceeds realized from any Equity Bonus that the Employee may be granted.

For purposes hereof, "Equity Bonus" means any stock, option, warrant, or similar right  (i.e.,  not yet  realized  in  cash)  that is  granted,  in each  case in connection  with  services  rendered  by the  Employee  and  "Salary"  means all compensation paid to Employee,  except bonuses and benefits  (including  medical benefits subsidy paid to Employee).  All compensation  payable or deliverable to
Tatum is referred to herein as the "Resource Fee."

Payment of the  Signing Fee will be made  concurrently  with the signing of this
Resources  Agreement.  All  other  payments  to Tatum  should  be made by direct deposit through the Company's payroll, or by an automated clearing house ("ACH")
payment at the same time as payments are made to the Employee.

TERMINATION

This Resources  Agreement will terminate  immediately upon the effective date of termination or expiration of the Employee's  employment with the Company or upon the Employee ceasing to be a partner of Tatum.

In the event that either party commits a breach of this Resources  Agreement and fails  to cure  the  same  within  seven  (7)  days  following  delivery  by the non-breaching  party of written notice specifying the nature of the breach,  the non-breaching  party will have the right to terminate this  Resources  Agreement immediately effective upon written notice of such termination.

HIRING EMPLOYEE OUTSIDE OF RESOURCES AGREEMENT

During the twelve (12)-month period following  termination or expiration of this
Resources Agreement,  other than in connection with another Tatum agreement, the
Company will not employ the Employee,  or engage the Employee as an  independent contractor,  to render  services of  substantially  the same nature as those for which  Tatum  is  making  the  Employee  available  pursuant  to this  Resources
Agreement.  The parties recognize and agree that a breach by the Company of this provision would result in the loss to Tatum of the Employee's valuable expertise and revenue  potential and that such injury will be impossible or very difficult to ascertain.  Therefore, in the event this provision is breached, Tatum will be entitled to receive as liquidated  damages an amount equal to forty-five percent
(45%) of the Employee's Annualized Compensation (as defined below), which amount the parties agree is reasonably  proportionate to the probable loss to Tatum and is not intended as a penalty. If, however, a court or arbitrator, as applicable, determines  that liquidated  damages are not appropriate for such breach,  Tatum will have the right to seek actual  damages.  The amount will be due and payable to Tatum upon  written  demand to the  Company.  For this  purpose,  "Annualized
Compensation" will mean the Employee's most recent annual Salary and the maximum amount of any bonus for which the Employee was eligible with respect to the then current bonus year.

INSURANCE

The Company wil provide Employee with the same level of directors' and officers'
insurance  as other most senior  executives  and board  members of the  Company, including "tail" coverage.

DISCLAIMERS, LIMITATIONS OF LIABILITY & INDEMNITY

It is  understood  that  Tatum  does not have a  contractual  obligation  to the
Company other than to make its resources available to the Employee (by virtue of

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the Employee  being a partner in Tatum) for the benefit of the Company under the terms and conditions of this Resources  Agreement.  The Resource Fee will be for the resources  provided and for making the Employee available for service to the
Company.  Tatum  assumes no  responsibility  or liability  under this  Resources
Agreement other than to render the services called for hereunder and will not be responsible  for any action  taken by the Company in  following  or declining to follow any of Tatum's advice or recommendations.

Tatum represents to the Company that Tatum has conducted its standard  screening and investigation  procedures with respect to the Employee becoming a partner in
Tatum, and the results of the same were  satisfactory to Tatum.  Tatum disclaims all other warranties, either express or implied. Without limiting the foregoing,
Tatum makes no  representation  or warranty as to the accuracy or reliability of reports,  projections,  forecasts,  or any other information derived from use of
Tatum's  resources,  and Tatum will not be liable for any claims of  reliance on such reports, projections,  forecasts, or information.  Tatum will not be liable for any  non-compliance of reports,  projections,  forecasts,  or information or services  with  federal,  state,  or local laws or  regulations.  Such  reports, projections,  forecasts,  or information or services are for the sole benefit of the Company and not any unnamed third parties.

In the  event  that any  partner  of Tatum  (including  without  limitation  the
Employee  to the extent not  otherwise  entitled  in his or her  capacity  as an officer of the  Company)  is  subpoenaed  or  otherwise  required to appear as a witness or Tatum or such partner is required to provide evidence, in either case in connection with any action,  suit, or other  proceeding  initiated by a third party or by the Company against a third party,  then the Company shall reimburse
Tatum for the costs and expenses (including reasonable attorneys' fees) actually incurred by Tatum or such partner and provide Tatum with compensation at Tatum's customary rate for the time incurred.

The  Company  agrees  that,  with  respect to any claims the  Company may assert against Tatum in connection  with this Resources  Agreement or the  relationship arising hereunder, Tatum's total liability will not exceed two (2) months of the then current monthly Resource Fee.

As a condition for recovery of any liability,  the Company must assert any claim against  Tatum within three (3) months after  discovery or sixty (60) days after the termination or expiration of this Resources Agreement, whichever is earlier.

Tatum will not be liable in any event for incidental,  consequential,  punitive, or special damages,  including without limitation,  any interruption of business or loss of business, profit, or goodwill.

ARBITRATION

If the parties are unable to resolve any dispute arising out of or in connection with this Resources Agreement, either party may refer the dispute to arbitration by a single  arbitrator  selected by the parties  according  to the rules of the
American  Arbitration  Association  ("AAA"),  and the decision of the arbitrator will be final and binding on both parties. Such arbitration will be conducted by the Chicago,  Illinois  office of the AAA. In the event that the parties fail to agree on the  selection of the  arbitrator  within thirty (30) days after either party's  request for arbitration  under this  paragraph,  the arbitrator will be chosen by AAA. The arbitrator may in his discretion order documentary  discovery but shall not allow  depositions  without a  showing  of  compelling  need.  The

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arbitrator  will render his decision  within ninety (90) days after the call for arbitration.  The arbitrator  will have no authority to award punitive  damages.
Judgment on the award of the  arbitrator  may be entered in and  enforced by any court of competent jurisdiction.  The arbitrator will have no authority to award damages in excess or in  contravention  of this Resources  Agreement and may not amend or disregard any provision herein. Notwithstanding the foregoing, no issue related to the ownership of intellectual property will be subject to arbitration
but  will  instead  be  subject  to   determination  by  a  court  of  competent
jurisdiction,  and  either  party  may seek  injunctive  relief  in any court of competent jurisdiction.

MISCELLANEOUS

Tatum will be entitled to receive all reasonable  costs and expenses  incidental to the collection of overdue amounts under this Resources  Agreement,  including but not limited to attorneys' fees actually incurred.

The Company  agrees to allow Tatum to use the Company's logo and name on Tatum's website and other  marketing  materials for the sole purpose of identifying  the
Company as a client of Tatum.  Tatum will not use the Company's  logo or name in any press  release or general  circulation  advertisement  without the Company's prior written consent.

Neither  the  Company  nor Tatum  will be deemed to have  waived  any  rights or remedies  accruing  under this  Resources  Agreement  unless  such  waiver is in writing  and signed by the party  electing  to waive the right or  remedy.  This
Resources Agreement binds and benefits the successors of Tatum and the Company.

Neither  party will be liable  for any delay or  failure  to perform  under this
Resources  Agreement  (other than with  respect to payment  obligations)  to the extent  such  delay or failure  is a result of an act of God,  war,  earthquake, civil  disobedience,  court  order,  labor  dispute,  or other cause beyond such party's reasonable control.

The terms of this  Resources  Agreement  are  severable  and may not be  amended except in a writing  signed by Tatum and the  Company.  If any  portion  of this
Resources  Agreement  is found to be  unenforceable,  the rest of the  Resources
Agreement  will be enforceable  except to the extent that the severed  provision deprives either party of a substantial portion of its bargain.

The provisions in this Resources  Agreement  concerning  payment of compensation and reimbursement of costs and expenses, limitation of liability, directors' and officers'  insurance and arbitration  will survive any termination or expiration of this Resources Agreement.

This  Resources  Agreement  will be governed by and construed in all respects in accordance  with the laws of the State of New  York,  without  giving  effect to conflicts-of-laws principles.

Nothing in this Resources  Agreement  shall confer any rights upon any person or entity  other  than the  parties  hereto  and their  respective  successors  and permitted assigns and the Employee.

Each  person  signing  below  is  authorized  to sign  on  behalf  of the  party indicated, and in each case such signature is the only one necessary.

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This Resources  Agreement may be executed in two or more  counterparts,  each of which shall be deemed an original,  and all of which together  shall  constitute one and the same instrument, and may be executed by delivery of a facsimile copy of a signed signature page.

ELECTRONIC PAYMENT INSTRUCTIONS FOR DEPOSIT AND RESOURCE FEE:

Bank Name:                 Bank of America
Branch:                    Atlanta
Routing Number:
          For ACH Payments:    xxx xxx xxx
          For Wires:           xxx xxx xxx
Account Name:              Tatum, LLC
Account Number:            xxx xxx xxx xxx

Please reference Del Global Technologies Corp. in the body of the wire.

Please  sign  below and  return a signed  copy of this  letter to  indicate  the
Company's agreement with its terms and conditions.

We look forward to serving you.

Sincerely yours,

TATUM, LLC

/s/ Dirk B. Landis
-----------------------------------
SIGNATURE
Dirk B. Landis
Area Managing Partner for
TATUM LLC

Acknowledged and agreed by:

DEL GLOBAL TECHNOLOGIES CORP.

By:  /s/ James A. Risher
     ----------------------------
Title: Interim CEO/President
       --------------------------
Date:  8/27/06
       --------------------------

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